SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 1, 2002

Commission file number: 1-14267

REPUBLIC SERVICES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State of Incorporation)	65-0716904 (I.R.S. Employer Identification No.)

Republic Services, Inc. 110 S.E. 6th Street, 28th Floor Fort Lauderdale, Florida (Address of Principal Executive Offices)	33301 (Zip Code)

Registrant’s telephone number, including area code: (954) 769-2400

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (C)  Exhibits (furnished pursuant to Item 9)

Exhibit No	Description

99.1	Press Release of the Company dated August 1, 2002 to announce operating results for the three and six months ended June 30, 2002.

ITEM 9. REGULATION FD DISCLOSURE

The Exhibit attached to this Form 8-K is hereby furnished pursuant to Item 9.

On August 1, 2002, Republic Services, Inc. issued a press release to announce operating results for the three and six months ended June 30, 2002, a copy of which is included herein by reference and attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 1, 2002	REPUBLIC SERVICES, INC.

By: /s/ Tod C. Holmes

Tod C. Holmes Senior Vice President and Chief Financial Officer (Principal Financial Officer)

By: /s/ Charles F. Serianni

Charles F. Serianni Chief Accounting Officer (Principal Accounting Officer)

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